PROSPECTUS & APPLICATION

TEMPLETON GROWTH AND INCOME FUND

INVESTMENT STRATEGY: GLOBAL GROWTH AND INCOME


AUGUST 1, 1998



LOGO
FRANKLIN TEMPELTON


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

The fund is a diversified series of Templeton Global Investment Trust (the "Trust"). To learn more about the fund and its policies, you may request a copy of the Trust's Statement of Additional Information ("SAI"), dated August 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE


TEMPLETON GROWTH AND INCOME FUND

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


PAGE


Templeton Growth and Income Fund
August 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

About the Fund

Expense Summary..........................................    2
Financial Highlights.....................................    4
How Does the Fund Invest Its Assets?.....................    6
What Are the Risks of Investing in the Fund?.............    9
Who Manages the Fund?....................................   11
How Taxation Affects the Fund and Its Shareholders.......   14
How Is the Trust Organized?..............................   18

About Your Account

How Do I Buy Shares?.....................................   19
May I Exchange Shares for Shares of Another Fund?........   27
How Do I Sell Shares?....................................   30
What Distributions Might I Receive From the Fund?........   33
Transaction Procedures and Special Requirements..........   35
Services to Help You Manage Your Account.................   39
What If I Have Questions About My Account?...............   41

Glossary

Useful Terms and Definitions.............................   42

100 Fountain Parkway
P.O. Box 33030
St. Petersburg FL 33733-8030

1-800/DIAL BEN(R)

                                          Templeton Growth and Income Fund    1
PAGE


About the Fund

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended March 31, 1998. The fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+               Class I       Class II
      Maximum Sales Charge
        (as a percentage of Offering Price)        5.75%          1.99%
         Paid at time of purchase                  5.75%++        1.00%+++
         Paid at redemption++++                    None           0.99%
      Exchange Fee
        (per transaction)*                         $5.00          $5.00

B. ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

      Management Fees (after fee waiver)**         0.24%          0.24%
      Rule 12b-1 Fees***                           0.35%          1.00%
      Other Expenses                               0.66%          0.66%
                                                  ------         ------
      Total Fund Operating Expenses
       (after fee waiver)**                        1.25%          1.90%
                                                  ======         ======

C. EXAMPLE

      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.


                         1 Year          3 Years       5 Years        10 Years

      Class I            $70****           $95           $122           $200
      Class II           $39               $69           $112           $230

      For the same Class II investment, you would pay projected expenses of $29 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

2  Templeton Growth and Income Fund

PAGE


      The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."

++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**For the period shown, Global Advisors and FT Services had agreed in advance to limit their respective management and administration fees to reduce the fund's expenses. Without this reduction, management fees would have been 0.75% and total operating expenses would have been 1.76% for Class I and 2.41% for Class
II. After July 31, 1999, this arrangement may end at any time upon notice to the Board.

***The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

****Assumes a Contingent Deferred Sales Charge will not apply.


                                            Templeton Growth and Income Fund  3

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Financial Highlights

This table summarizes the fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the fund's independent auditors. Their audit report covering the periods shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                                            Year Ended March 31,
                                                          --------------------------------------------------------
Class I
                                                          1998        1997         1996        1995         1994+
Per Share Operating Performance
(For a share outstanding throughout
 the year)
Net Asset Value, beginning of year................      $  12.95    $  11.39     $  10.05     $ 10.01      $ 10.00
                                                        ----------------------------------------------------------
Income from investment operations:
  Net investment income ..........................           .35         .22          .29         .16        .009
  Net realized and unrealized gains
    (losses)...........................                     2.17        1.60         1.54        (.02)       .001
                                                        ----------------------------------------------------------
Total from investment operations..................          2.52       1.82         1.83         .14          .01
                                                        ----------------------------------------------------------
Less distributions from:
  Net investment income...........................          (.28)      (.22)        (.29)       (.10)          --
  Net realized gains..............................          (.60)      (.04)        (.20)          --          --
                                                        ----------------------------------------------------------
Total distributions...............................          (.88)      (.26)        (.49)       (.10)          --
                                                        ----------------------------------------------------------
Net Asset Value, end of year......................     $   14.59   $  12.95     $  11.39     $ 10.05      $ 10.01
                                                       ===========================================================
Total Return*.....................................         20.23%     16.19%       18.78%       1.43%         .10%

Ratios/Supplemental Data
Net assets, end of year (000's)...................     $ 46,262    $ 25,020     $ 11,732     $ 5,953      $   100
Ratios to average net assets:
  Expenses........................................          1.25%      1.25%        1.25%       1.25%        1.25%**
  Expenses, excluding waiver and payments
    by affiliate..................................          1.76%      2.24%        2.71%       6.11%       32.15%**
  Net investment income...........................          2.91%      2.21%        2.98%       2.51%        1.89%**
Portfolio turnover rate...........................         18.62%     20.72%       10.21%      19.33%          --
Average commission rate paid***...................     $   .0015   $  .0050     $  .0250          --           --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period March 14, 1994 (commencement of operations) to March 31, 1994.

4  Templeton Growth and Income Fund

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

                                                                         Year Ended March 31,
                                                                 -------------------------------------
Class II                                                           1998         1997           1996+
Per Share Operating Performance
(For a share outstanding throughout the year)
Net Asset Value, beginning of year........................        $  12.84     $ 11.33       $ 10.19
                                                                  ------------------------------------
Income from investment operations:
  Net investment income...................................             .29         .21           .22
  Net realized and unrealized gains.......................            2.11        1.52          1.41
                                                                  ------------------------------------
Total from investment operations..........................            2.40        1.73          1.63
                                                                  ------------------------------------
Less distributions from:
 Net investment income....................................            (.21)       (.18)         (.29)
 Net realized gains.......................................            (.60)       (.04)         (.20)
                                                                  ------------------------------------
Total distributions.......................................            (.81)       (.22)         (.49)
                                                                  ------------------------------------
Net Asset Value, end of year..............................        $  14.43     $ 12.84       $ 11.33
                                                                  ====================================
Total Return*.............................................           19.40%      15.35%        16.51%

Ratios/Supplemental Data
Net assets, end of year (000's)...........................        $ 13,293      $ 6,017       $ 2,205
Ratios to average net assets:
  Expenses................................................            1.90%       1.90%         1.90%**
  Expenses, excluding waiver and payments by
    affiliate.............................................            2.41%       2.89%         3.31%**
  Net investment income...................................            2.25%       1.51%         1.59%**
Portfolio turnover rate...................................           18.62%      20.72%        10.21%
Average commission rate paid***...........................        $  .0015     $ .0050       $ .0250

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period May 1, 1995 (commencement of sales) to March 31, 1996.

                                         Templeton Growth and Income Fund  5

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HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is high total return (a combination of capital growth and income). This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to achieve its investment goal by a flexible policy of investing primarily in the equity and debt securities of U.S. and foreign companies. Under normal market conditions, the fund will invest at least 65% of its total assets in issuers located in at least three countries (including the U.S.).

EQUITY  SECURITIES  generally  entitle the holder to  participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. Currently the fund invests primarily in common stock.

In selecting these equity securities, Global Advisors does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Global Advisors concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are described more fully in the SAI.

In search of high current income, the fund may buy both rated and unrated debt securities of any maturity. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality). Please see the SAI for more details on the risks associated with lower-rated securities.

DEPOSITARY RECEIPTS. The fund may also invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

6  Templeton Growth and Income Fund

PAGE

GENERAL. The fund may invest without percentage limitation in listed or unlisted securities of foreign or domestic companies of any size (market capitalization). The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund may invest up to 15% of its total assets in illiquid securities, including up to 10% of its total assets in restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Restricted securities are generally securities that are subject to restrictions on their transfer.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Global Advisors believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, for example, it may invest the fund's portfolio in a temporary defensive manner.

Under such circumstances, the fund may invest up to 100% of its assets in money market securities denominated in the currency of any nation. These may include:

/bullet/ short-term (maturities of less than 12 months) and medium-term (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

/bullet/ finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined by the fund to be of comparable quality;

/bullet/ bank obligations (including CDs, time deposits and bankers' acceptances); and

/bullet/  repurchase agreements with banks and broker-dealers.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

                                        Templeton Growth and Income Fund     7

PAGE

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may buy and sell options on securities and securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although it presently has no intention of doing so. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund will limit the sale of options on its securities to 15% or less of its total assets. The fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the fund may buy securities which are valued in currencies other than the U.S. dollar, it may take steps to help protect its portfolio against adverse changes in foreign currency exchange rates. To do this, the fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year); and (3) buy and sell put and call options on foreign currencies.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. To reduce its exposure to these factors, the fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specific amount of a currency for a set price on a future date. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. In search of growth opportunities, Global Advisors invests for the long-term and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the fund's annual portfolio turnover rate generally will be below 50% for the equity portion of

8  Templeton Growth and Income Fund

PAGE

its portfolio; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one year period, less than one-half of the fund's portfolio is changed. When consistent with its objective, the fund may engage in short-term trading in the debt portion of its portfolio. An example would be when a temporary disparity occurs in the normal yield relationship between two comparable securities. As a result, under certain market conditions, the fund's annual portfolio turnover rate on the debt portion of its portfolio may be high.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK. There is no assurance that the fund's investment goal will be met. The fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by the fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the fund.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The

                                           Templeton Growth and Income Fund  9

PAGE



risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the fund may invest such as Russia and certain Asian and Eastern European countries are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

MARKET, CURRENCY, AND INTEREST RATE RISK. General market movements in any country where the fund has investments are likely to affect the value of the securities which the fund owns in that country and the fund's share price may also be affected. The fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the fund owns, and thus the price of its shares. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the value of a debt

10  Templeton Growth and Income Fund

PAGE

security to decrease, having a negative effect on the value of the fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The fund may invest up to 5% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Global Advisors' ability to predict pertinent market movements. These securities are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Global Advisors manages the fund's assets and makes its investment decisions. Global Advisors also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and its affiliates manage over $239 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Switzerland, Taiwan, United Kingdom, U.S. and Vietnam. Please see "Investment Management and Other Services" and

                                          Templeton Growth and Income Fund  11

PAGE


"Miscellaneous   Information"   in  the  SAI  for   information   on  securities
transactions and a summary of the fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The fund's lead portfolio manager since 1996 is Richard Sean Farrington. Mr. Farrington is a Vice President of Global Advisors. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst. He has served as the president of the Bahamas Society of Financial Analysts and is currently on the board of the International Society of Financial Analysts. He joined the Templeton organization in 1991 and is a research analyst and portfolio manager. Mr. Farrington's research responsibilities include industry coverage of non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong and China.

Mark G. Holowesko and Jeffrey A. Everett have secondary portfolio management responsibilities for the fund. Mr. Holowesko is President of Global Advisors. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization in 1985, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research and portfolio management activities worldwide for the Templeton Global Equity Group. He also manages several mutual funds. Mr. Everett is an Executive Vice President of Global Advisors. He holds a BS in finance from Pennsylvania State University. He is a Chartered Financial Analyst and a member of the International Society of Financial Analysts and the Association of Investment Management and Research. Prior to joining the Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett is responsible for managing several offshore accounts at Templeton, as well as several mutual funds. His global research responsibilities encompass industry coverage for real estate and country responsibilities for Italy and Australia.

MANAGEMENT FEES. During the fiscal year ended March 31, 1998, management fees, before any advance waiver, totaled 0.75% of the average daily net assets of the fund. Total operating expenses were 1.76% for Class I and 2.41% for Class II. Under an agreement by Global Advisors to limit its fees, the fund paid management fees totaling 0.24% and operating expenses totaling 1.25% for Class I and 1.90% for Class II. After July 31, 1999, Global Advisors may end this arrangement at any time upon notice to the Board.

12  Templeton Growth and Income Fund

PAGE

PORTFOLIO TRANSACTIONS. Global Advisors tries to obtain the best execution on all transactions. If Global Advisors believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Trust. During the fiscal year ended March 31, 1998, administration fees totaling 0.15% of the average daily net assets of the fund were paid to FT Services. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLAns

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1998, expenses under the Class I plan that may be reimbursable in future quarters or years totaled $993,733, or 2.15% of Class I's net assets. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay

                                           Templeton Growth and Income Fund  13

PAGE

Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


TAXATION OF THE FUND'S INVESTMENTS. The fund        HOW DOES THE FUND EARN INCOME AND GAINS?
invests your money in the stocks, bonds and other   THE FUND EARNS DIVIDENDS AND INTEREST (THE FUND'S "INCOME") ON
securities that are described in the section "How   ITS INVESTMENTS. WHEN THE FUND SELLS A SECURITY FOR A PRICE
Does the Fund Invest Its Assets?"  Special tax      THAT IS HIGHER THAN IT PAID, IT HAS A GAIN. WHEN THE FUND
rules may apply in determining the income and       SELLS A SECURITY FOR A PRICE THAT IS LOWER THAN IT PAID, IT
gains that the fund earns on its investments.       HAS A LOSS. IF THE FUND HAS HELD THE SECURITY FOR MORE THAN
These rules may, in turn, affect the amount of      ONE YEAR, THE GAIN OR LOSS WILL BE A LONG-TERM CAPITAL GAIN OR
distributions that the fund pays to you. These      LOSS. IF THE FUND HAS HELD THE SECURITY FOR ONE YEAR OR LESS,
special tax rules are discussed in the SAI.         THE GAIN OR LOSS WILL BE A SHORT-TERM CAPITAL GAIN OR LOSS.
                                                    THE FUND'S GAINS AND LOSSES ARE NETTED TOGETHER, AND, IF THE
TAXATION  OF THE  FUNDS.  As a series  of a         FUND HAS A NET GAIN (THE FUND'S "GAINS"),  THAT GAIN WILL
regulated investment company, the fund generally    GENERALLY BE DISTRIBUTED TO YOU.
pays no federal income tax on the income and
gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. The fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the fund to pay income taxes and interest charges. If possible, the fund will adopt strategies to avoid PFIC taxes and interest charges.

14 Templeton Growth and Income Fund

PAGE


TAXATION OF SHAREHOLDERS.


DISTRIBUTIONS. Distributions from the fund, whether you        WHAT IS A DISTRIBUTION?
receive them in cash or in additional shares, are generally    AS A SHAREHOLDER, YOU WILL RECEIVE YOUR SHARE
subject to income tax. The fund will send you a statement in   OF THE FUND'S INCOME AND GAINS ON ITS
January that reflects the amount of ordinary dividends,        INVESTMENTS IN STOCKS, BONDS AND OTHER
capital gain distributions and non-taxable distributions you   SECURITIES. THE FUND'S INCOME AND SHORT-TERM
received from the fund in the prior year. This statement       CAPITAL GAINS ARE PAID TO YOU AS ORDINARY
will include distributions declared in December and paid to    DIVIDENDS. THE FUND'S LONG-TERM CAPITAL GAINS
you in January of the current year, but which are taxable as   ARE PAID TO YOU AS CAPITAL GAIN DISTRIBUTIONS.
if paid on December 31 of the prior year. The IRS requires     IF THE FUND PAYS YOU AN AMOUNT IN EXCESS OF ITS
you to report these amounts on your income tax return for      INCOME AND GAINS, THIS EXCESS WILL GENERALLY BE
the prior year. The fund's statement for the prior year will   TREATED AS A NON-TAXABLE DISTRIBUTION. THESE
tell you how much of your capital gain distribution            AMOUNTS, TAKEN TOGETHER, ARE WHAT WE CALL THE
represents 28% rate gain. The remainder of the capital gain    FUND'S DISTRIBUTIONS TO YOU.
distribution represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

                                         Templeton Growth and Income Fund    15

PAGE


REDEMPTIONS AND EXCHANGES. If you redeem your shares or if   WHAT IS A REDEMPTION?
you exchange your shares in the fund for shares in another   A REDEMPTION IS A SALE BY YOU TO THE FUND OF SOME OR ALL
Franklin Templeton Fund, you will generally have a gain or   OF YOUR SHARES IN THE FUND. THE PRICE PER SHARE YOU
loss that the IRS requires you to report on your income      RECEIVE WHEN YOU REDEEM FUND SHARES MAY BE MORE OR LESS
tax return. If you exchange fund shares held for 90 days     THAN THE PRICE AT WHICH YOU PURCHASED THOSE SHARES. AN
or less and pay no sales charge, or a reduced sales          EXCHANGE OF SHARES IN THE FUND FOR SHARES OF ANOTHER
charge, for the new shares, all or a portion of the sales    FRANKLIN TEMPLETON FUND IS TREATED AS A REDEMPTION OF
charge you paid on the purchase of the shares you            FUND SHARES AND THEN A PURCHASE OF SHARES OF THE OTHER
exchanged is not included in their cost for purposes of      FUND. WHEN YOU REDEEM OR EXCHANGE YOUR SHARES, YOU WILL
computing gain or loss on the exchange. If you hold your     GENERALLY HAVE A GAIN OR LOSS, DEPENDING UPON WHETHER
shares for six months or less, any loss you have will be     THE AMOUNT YOU RECEIVE FOR YOUR SHARES IS MORE OR LESS
treated as a long-term capital loss to the extent of any     THAN YOUR COST OR OTHER BASIS IN THE SHARES. CALL FUND
capital gain distributions received by you from the fund.    INFORMATION FOR A FREE FRANKLIN TEMPLETON TAX
All or a portion of any loss on the redemption or exchange   INFORMATION HANDBOOK IF YOU NEED MORE INFORMATION ON
of your shares will be disallowed by the IRS if you          CALCULATING THE GAIN OR LOSS ON THE REDEMPTION OR
purchase other shares in the fund within 30 days before or   EXCHANGE OF YOUR SHARES.
after your redemption or exchange.


U.S.  GOVERNMENT  OBLIGATION  INTEREST.  Many states  grant  tax-free  status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax return.


FOREIGN TAXES. If more than 50% of the value of the fund's assets    WHAT IS A FOREIGN TAX CREDIT?
consists of foreign securities, the fund may elect to pass-through   A FOREIGN TAX CREDIT IS A TAX CREDIT FOR THE
to you the amount of foreign taxes it paid. If the fund makes this   AMOUNT OF TAXES IMPOSED BY A FOREIGN COUNTRY ON
election, your year-end statement will show more taxable income      EARNINGS OF THE FUND. WHEN A FOREIGN COMPANY IN
than was actually distributed to you. However, you will be           WHICH THE FUND INVESTS PAYS A DIVIDEND TO THE
entitled to either deduct your share of such taxes in computing      FUND, THE DIVIDEND WILL GENERALLY BE SUBJECT TO
your taxable income or claim a foreign tax credit for such taxes     A WITHHOLDING TAX. THE TAXES WITHHELD IN FOREIGN
against your U.S. federal income tax. Your year-end statement,       COUNTRIES CREATE CREDITS THAT YOU MAY USE TO
showing the amount of deduction or credit available to you, will     OFFSET YOUR U.S. FEDERAL INCOME TAX.
be distributed to you in January along with other shareholder information records including your fund's IRS Form 1099-DIV.

16    Templeton Growth and Income Fund

PAGE


The Taxpayer Relief Act of 1997 includes a provision that allows you to claim these credits directly on your income tax return (IRS Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV or qualifies as passive investment-type income if received from other sources. This simplified procedure is available beginning with calendar year 1998.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund. State Taxes. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.


BACKUP WITHHOLDING. When you open an account, IRS              WHAT IS A BACKUP WITHHOLDING?
regulations require that you provide your taxpayer             BACKUP WITHHOLDING OCCURS WHEN THE FUND IS REQUIRED
identification number ("TIN"), certify that it is correct,     TO WITHHOLD AND PAY OVER TO THE IRS 31% OF YOUR
and certify that you are not subject to backup withholding     DISTRIBUTIONS AND REDEMPTION PROCEEDS. YOU CAN
under IRS rules. If you fail to provide a correct TIN or the   AVOID BACKUP WITHHOLDING BY PROVIDING THE FUND WITH
proper tax certifications, the fund is required to withhold    YOUR TIN, AND BY COMPLETING THE TAX CERTIFICATIONS
31% of all the distributions (including ordinary dividends     ON YOUR SHAREHOLDER APPLICATION THAT YOU WERE ASKED
and capital gain distributions), and redemption proceeds       TO SIGN WHEN YOU OPENED YOUR ACCOUNT. HOWEVER, IF
paid to you. The fund is also required to begin backup         THE IRS INSTRUCTS THE FUND TO BEGIN BACKUP
withholding on your account if the IRS instructs the fund to   WITHHOLDING, IT IS REQUIRED TO DO SO EVEN IF YOU
do so. The fund reserves the right not to open your account,   PROVIDED THE FUND WITH YOUR TIN AND THESE TAX
or, alternatively, to redeem your shares at the current net    CERTIFICATIONS, AND BACKUP WITHHOLDING WILL REMAIN
asset value, less any taxes withheld, if you fail to provide   IN PLACE UNTIL THE FUND IS INSTRUCTED BY THE IRS
a correct TIN, fail to provide the proper tax                  THAT IT IS NO LONGER REQUIRED.
certifications, or the IRS instructs the fund to begin
backup withholding on your account.

                                         Templeton Growth and Income Fund    17

PAGE

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. The fund offers two classes of shares: Templeton Growth and Income Fund - Class I and Templeton Growth and Income Fund - Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


18   Templeton Growth and Income Fund

PAGE


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

     /bullet/  To open a regular, non-retirement account           $1,000
     /bullet/  To open an IRA, IRA Rollover, Roth IRA,
               or Education IRA                                    $  250*
     /bullet/  To open a custodial account for a minor
               (an UGMA/UTMA account)                              $  100
     /bullet/  To open an account with an automatic
               investment plan                                     $   50**
     /bullet/  To add to an account                                $   50***

     *For all other retirement accounts, there is no minimum investment requirement.

     **$25 for an Education IRA.

     ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

         We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. If you do not specify a class, we will automatically invest your purchase in Class I shares. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


                                          Templeton Growth and Income Fund   19


PAGE



4.   Make your investment using the table below.

Method                                 Steps to Follow
-------------------------------------- ----------------------------------------
By Mail                                For an initial investment:

                                             Return the application to the fund
                                             with your check made payable to the
                                             fund.

                                       For additional investments:

                                             Send a check made payable to the
                                             fund.  Please include your account
                                             number on the check.
-------------------------------------- ----------------------------------------
By Wire                                1.    Call Shareholder Services or, if
                                             that number is busy, call
                                             1-650/312-2000 collect, to receive
                                             a wire control number and wire
                                             instructions. You need a new wire
                                             control number every time you wire
                                             money into your account. If you do
                                             not have a currently effective wire
                                             control number, we will return the
                                             money to the bank, and we will not
                                             credit the purchase to your
                                             account.

                                       2.    For an initial investment you must
                                             also return your signed shareholder
                                             application to the fund.

                                       IMPORTANT DEADLINES: If we receive your
                                       call before 4:00 p.m. Eastern time and
                                       the bank receives the wired funds and
                                       reports the receipt of wired funds to the
                                       fund by 6:00 p.m. Eastern time, we will
                                       credit the purchase to your account that
                                       day. If we receive your call after 4:00
                                       p.m. or the bank receives the wire after
                                       6:00 p.m., we will credit the  purchase
                                       to your account the following business
                                       day.
-------------------------------------- ----------------------------------------
Through Your Dealer                    Call your investment representative
-------------------------------------- ----------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

20 Templeton Growth and Income Fund

PAGE


                         Class I                                                    Class II
/bullet/  Higher front-end sales charges than Class II            /bullet/ Lower front-end sales charges than Class
          shares. There are several ways to reduce these                   I shares
          charges, as described below. There is no front-end
          sales charge for purchases of $1 million or more.*

/bullet/  Contingent  Deferred Sales Charge on purchases of $1    /bullet/ Contingent Deferred Sales Charge on purchases
          million or more sold within one year                             sold within 18 months

/bullet/  Lower annual expenses than Class II shares              /bullet/ Higher annual expenses than Class I shares


*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                           Total Sales Charge
                                           as a Percentage of         Amount Paid to
                                        --------------------------    Dealer as a
Amount of Purchase                      Offering       Net Amount     Percentage of
at Offering Price                         Price         Invested      Offering Price
----------------------------------------------------------------------------------------------
CLASS I
Under $50,000                              5.75%         6.10%            5.00%
$50,000 but less than $100,000             4.50%         4.71%            3.75%
$100,000 but less than $250,000            3.50%         3.63%            2.80%
$250,000 but less than $500,000            2.50%         2.56%            2.00%
$500,000 but less than $1,000,000          2.00%         2.04%            1.60%
$1,000,000 or more*                        None          None             None

CLASS II
Under $1,000,000*                          1.00%         1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

                                           Templeton Growth and Income Fund  21

PAGE


SALES CHARGE REDUCTIONS AND WAIVERS

      IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


22  Templeton Growth and Income Fund

PAGE

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/  Was formed at least six months ago,

/bullet/  Has a purpose other than buying fund shares at a discount,

/bullet/  Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.



                                        Templeton Growth and Income Fund    23

PAGE

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

         If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

         If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

         If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

         If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

         If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

24  Templeton Growth and Income Fund

PAGE

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4.       Qualified   registered   investment   advisors   who  buy   through   a
         broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.       Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.      Group annuity separate accounts offered to retirement plans

                                         Templeton Growth and Income Fund   25


PAGE


12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy shares of the fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made


26  Templeton Growth and Income Fund

PAGE


without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2.   Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

                                           Templeton Growth and Income Fund  27

PAGE


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                                 STEPS TO FOLLOW
-------------------------------------- ----------------------------------------
BY MAIL                                1. Send us signed written instructions

                                       2. Include any outstanding share cert-
                                          ificates for the shares you want to
                                          exchange
-------------------------------------- ----------------------------------------
BY PHONE                               Call Shareholder Services or TeleFACTS(R)

                                        If you do not want the ability  to
                                       exchange by phone to apply  to your
                                       account, please let us know.
-------------------------------------- ----------------------------------------
THROUGH YOUR DEALER                    Call your investment representative
-------------------------------------- ----------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If

28 Templeton Growth and Income Fund

PAGE

there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

/bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

/bullet/ You may only exchange shares within the same class, except as noted below.

/bullet/ The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

/bullet/ Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of
          retirement  plans.   Please  contact   Retirement  Plan  Services  for
          information on exchanges within these plans.

/bullet/ The fund you are exchanging into must be eligible for sale in your state.

/bullet/ We may modify or discontinue our exchange policy if we give you 60 days' written notice.

/bullet/ Your exchange may be restricted or refused if you have: (i)requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.


                                          Templeton Growth and Income Fund  29

PAGE


Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                 STEPS TO FOLLOW
--------------------- ---------------------------------------------------------
BY MAIL               1. Send us signed written instructions. If you would like
                         your redemption proceeds wired to a bank account, your instructions should include:

                         /bullet/ The name, address and telephone number of the bank where you want the proceeds sent

                         /bullet/  Your bank account number

                         /bullet/  The Federal Reserve ABA routing number

                         /bullet/ If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                      2. Include any outstanding share certificates for the
                         shares you are selling

                      3. Provide a signature guarantee if required

                      4. Corporate, partnership and trust accounts may need to
                         send additional documents. Accounts under court jurisdiction may have other requirements.
-------------------- ----------------------------------------------------------


30  Templeton Growth and Income Fund

PAGE

METHOD                 STEPS TO FOLLOW
--------------------- ---------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                      Telephone requests will be accepted:

                      /bullet/ If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                      /bullet/ If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                      /bullet/ Unless you are selling shares in a Trust Company retirement plan account

                      /bullet/ Unless the address on your account was changed by phone within the last 15 days

                                       If you do not want the ability to redeem
                                       by phone to apply to your account, please
                                       let us know.
-------------------------------------- ---------------------------------------
THROUGH
YOUR DEALER                    Call your investment representative
-------------------------------------- ----------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

                                          Templeton Growth and Income Fund   31

PAGE

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

/bullet/  Account fees


32  Templeton Growth and Income Fund


PAGE


/bullet/ Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions by the fund when an account falls below the minimum required account size

/bullet/  Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

/bullet/ Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

/bullet/  Returns of excess contributions from employee benefit plans

/bullet/ Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

                                          Templeton Growth and Income Fund   33

PAGE


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


34  Templeton Growth and Income Fund


PAGE


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

/bullet/  Your name,

/bullet/  The fund's name,

/bullet/  The class of shares,

/bullet/  A description of the request,

/bullet/  For exchanges, the name of the fund you are exchanging into,


                                          Templeton Growth and Income Fund  35

PAGE


/bullet/  Your account number,

/bullet/  The dollar amount or number of shares, and

/bullet/ A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

36  Templeton Growth and Income Fund

PAGE

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

                                         Templeton Growth and Income Fund   37

PAGE

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT                 DOCUMENTS REQUIRED
------------------------------- -----------------------------------------------
CORPORATION                     Corporate Resolution
------------------------------- -----------------------------------------------
PARTNERSHIP                     1. The pages from the partnership agreement that
                                   identify the general partners, or
                                2. A certification for a partnership agreement
------------------------------- -----------------------------------------------
TRUST                           1. The pages from the trust document that
                                   identify the trustees, or
                                2. A certification for trust
------------------------------- -----------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

38 Templeton Growth and Income Fund

PAGE

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment

                                         Templeton Growth and Income Fund   39

PAGE

amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

/bullet/  obtain information about your account;

/bullet/ obtain price and performance information about any Franklin Templeton Fund;

/bullet/ exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

/bullet/ request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 414 for Class I and 514 for Class II.

                                           Templeton Growth and Income Fund  40

PAGE

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

/bullet/ Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

/bullet/ Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The fund and Distributors are also located at this address. Global Advisors is located at P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.

                                          Templeton Growth and Income Fund   41

PAGE

                                                                          Hours of Operation
                                                                          (Eastern time)
Department Name                              Telephone No.                (Monday through Friday)
-------------------------------------------------------------------------------------------------
Shareholder Services                         1-800/632-2301               8:30 a.m. to 8:00 p.m.
Dealer Services                              1-800/524-4040               8:30 a.m. to 8:00 p.m.
Fund Information                             1-800/DIAL BEN               8:30 a.m. to 11:00 p.m.
                                             (1-800/342-5236)             9:30 a.m. to 5:30 p.m.
                                                                          (Saturday)
Retirement Plan Services                     1-800/527-2020               8:30 a.m. to 8:00 p.m.
Institutional Services                       1-800/321-8563               9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)                       1-800/851-0637               8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DEPOSITARY RECEIPTS - Certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

42 Templeton Growth and Income Fund

PAGE



DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

GLOBAL ADVISORS - Templeton Global Advisors Limited, the fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


                                        Templeton Growth and Income Fund   43

PAGE

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



44 Templeton Growth and Income Fund

PAGE


INSTRUCTIONS AND  IMPORTANT  NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


                     ACCOUNT TYPE                GIVE SSN OF    ACCOUNT TYPE          GIVE EMPLOYER ID # OF
                    --------------------------- -------------- --------------------- --------------------------
                      o   Individual              Individual     o   Trust, Estate,    Trust, Estate, or
                                                                     or Pension Plan   Pension Plan Trust
                                                                     Trust
                      --------------------------- -------------- --------------------- --------------------------
                      o   Joint Individual        Owner who      o   Corporation,      Corporation,
                                                  will be            Partnership, or   Partnership, or
                                                  paying tax         other             other organization
                                                  or                 organization
                                                  first-named
                                                  individual
                      --------------------------- -------------- --------------------- --------------------------
                      o   Unif. Gift/             Minor          o   Broker nominee    Broker nominee
                          Transfer to Minor
                      --------------------------- -------------- --------------------- --------------------------
                      o   Sole Proprietor         Owner of
                                                  business
                      --------------------------- -------------- --------------------- --------------------------
                      o   Legal Guardian          Ward,
                                                  Minor, or
                                                  Incompetent
                      --------------------------- -------------- --------------------- --------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

   A corporation                             An organization exempt from
                                             tax under  section  501(a), or an
   A financial institution                   individual retirement plan

   A registered dealer in securities         An exempt charitable remainder
   or commodities registered in              trust or a non-exempt trust
   the U.S. or a U.S.possession              described in section 4947(a)(1)

   A real estate investment trust            An entity registered at all times
                                             under the Investment Company
   A common trust fund operated              Act of 1940
   by a bank under section 584(a)

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.
20.21/150 (07/97)

PAGE


SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                                                            20.21/150 (07/97)
PAGE


LOGO                                         RESOLUTION SUPPORTING AUTHORITY OF
FRANKLIN TEMPLETON (R)                       CORPORATE /ASSOCIATION SHAREHOLDER
------------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected _______________________ of _______________________ a _______________________
 Title                    Corporate Name               Type of Organization
organized under the laws of the State of _________________ and that the
                                                State

following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on ______________________________, 19__.

   "RESOLVED, that _____________________________________________
                          Name of Corporation/Association

     (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER RESOLVED, that any (enter number) _________________ of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):___________________________________________________________________
    (referred to as the "Authorized Officers").

20.32/106 )07/97.1)
PAGE


    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                                  X
 Name/title (please print or type)                Signature

                                                  X
 Name/title (please print or type)                Signature

                                                  X
 Name/title (please print or type)                Signature

                                                  X
Name/title (please print or type)                 Signature

CERTIFIED FROM MINUTES

X
Signature
--------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

                                                       20.32/106 (07/97.1)
PAGE



                   This  page   intentionally  left blank.


PAGE


FRANKLIN  TEMPLETON  GROUP OF  FUNDS

LITERATURE REQUEST CALL 1-800/DIAL BEN (R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller  Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Gobal Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH

Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising  Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial  Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME

Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund


FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.



FGF07/98              [LOGO]  Printed on recycled paper           414 P 08/98


PAGE





                                                             ----------------
TEMPLETON GROWTH AND INCOME FUND                                BULK RATE
                                                              U.S. Postage
100 Fountain Parkway                                             PAID
P.O. Box 33030                                               Sacramento, CA
St. Petersburg, FL 33733-8030                                Permit No. 333
                                                            ----------------



414  P 08/98                  [LOGO]  Printed on recycled paper